ADVANCED SERIES TRUST

AST Wellington Management Real Total Return Portfolio

Supplement dated April 5, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST Wellington Management Real Total Return Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

Effective immediately, Steve Gorman will replace Rick Wurster and become lead portfolio manager responsible for the day-to-day management of the Portfolio.

To reflect this change, the Summary Prospectus for the Portfolio is hereby revised as follows, effective immediately:

        I.            All references and information pertaining to Rick Wurster are hereby deleted.

II. The following table hereby replaces the table in the Summary Prospectus entitled “Management of the Portfolio”:
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Wellington Management Company LLP	Steve Gorman, CFA	Senior Managing Director; Director, Tactical Asset Allocation, Global Multi-Asset Strategies; and Portfolio Manager	April 2016

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

830SUMSUP1